EXHIBIT 32(2)

                WRITTEN STATEMENT OF THE CHIEF FINANCIAL OFFICER
                            OF CNA SURETY CORPORATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
          (AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

The undersigned, the Chief Financial Officer of CNA Surety Corporation (the "Company"), hereby certifies that, to his knowledge:

     - The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     - The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 31, 2006


/s/ John F. Corcoran
-------------------------------------
John F. Corcoran
Senior Vice President and Chief
Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.